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                                                                 EXHIBIT 23


                          INDEPENDENT AUDITORS' CONSENT



            We consent to the incorporation by reference in Registration Statement No. 333-79643 of Direct Focus, Inc. and subsidiaries on Form S-8 of our report dated February 21, 2000, appearing in the Annual Report on Form 10-K of Direct Focus, Inc. and subsidiaries for the year ended December 31, 1999.




DELOITTE & TOUCHE, LLP
Portland, Oregon
March 27, 2000